Exhibit 10.1
Execution Version
AMENDMENT NO. 6
and
SCHEDULED DETERMINATION
OF THE BORROWING BASE
dated as of April 17, 2009
to the CREDIT AGREEMENT
dated as of November 21, 2006
among
SANDRIDGE ENERGY, INC.
as the Borrower,
BANK OF AMERICA, N.A.,
as Administrative Agent, Swing Line Lender and L/C Issuer
and
The Other Lenders Party Thereto
BANC OF AMERICA SECURITIES LLC,
Sole Lead Arranger and Sole Book Manager

AMENDMENT NO. 6 AND
SCHEDULED DETERMINATION OF THE BORROWING BASE
     AMENDMENT AND SCHEDULED DETERMINATION (this “Amendment”) dated as of April 17, 2009 under the Credit Agreement dated as of November 21, 2006 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”) among SANDRIDGE ENERGY, INC., a Delaware corporation (f/k/a Riata Energy, Inc.) (the “Borrower”), each LENDER from time to time party thereto and BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”), Swing Line Lender and L/C Issuer.
     WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth herein; and
     WHEREAS, the Administrative Agent proposes to continue the current Borrowing Base amount in accordance with the Scheduled Determination procedure set forth in Section 2.05 of the Credit Agreement;
     NOW, THEREFORE, the parties hereto agree as follows:
     SECTION 1. Defined Terms. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.
     SECTION 2. Amendments to the Credit Agreement. The Credit Agreement is hereby amended as follows:
     (a) Section 1.01 of the Credit Agreement is amended by deleting the defined term “East Texas and North Louisiana Assets” and replacing it with the following defined term:
     “East Texas and North Louisiana Deep Rights” means rights of the Borrower and its Subsidiaries with respect to Oil and Gas Properties situated below the base of the Cotton Valley formation and located in (a) Bossier Parish in the State of Louisiana and (b) Rusk, Gregg, and Harrison Counties in the State of Texas.
     (b) The figure “$50,000,000” appearing in the definition of Letter of Credit Sublimit in Section 1.01 is changed to “$75,000,000.”
     (c) The figure “$25,000,000” appearing in the definition of Swing Line Sublimit in Section 1.01 is changed to “$50,000,000.”

     (d) Section 1.01 of the Credit Agreement is amended by deleting the following definitions in their entirety and by substituting in lieu thereof the following new definitions to read in their entirety as follows:
     “Applicable Rate” means, at any date, the applicable percentage per annum, set forth below, based upon the Borrowing Base Utilization Ratio at such date:

		Applicable Rate
			Eurodollar
			Rate +
	Borrowing Base		Letters	Commitment
Level	Utilization Ratio	Base Rate +	of Credit	Fee
1	≥ 90%	2.000%	3.000%	0.500%
2	≥ 75% and < 90%	1.750%	2.750%	0.500%
3	≥ 50% and < 75%	1.500%	2.500%	0.500%
4	≥ 25% and < 50%	1.250%	2.250%	0.500%
5	< 25%	1.000%	2.000%	0.500%
     “Base Rate” means for any day a fluctuating rate per annum equal to the highest of (i) the Federal Funds Rate plus 1/2 of 1%, (ii) the rate of interest in effect for such day as publicly announced from time to time by Bank of America as its “prime rate” and (iii) the Eurodollar Rate for such day plus 1% per annum. The “prime rate” is a rate set by Bank of America based upon various factors including Bank of America’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such prime rate announced by Bank of America shall take effect at the opening of business on the day specified in the public announcement of such change.
     “Eurodollar Rate” means:
     (a) for any Interest Period with respect to a Eurodollar Rate Loan, the rate per annum equal to (A) the British Bankers Association LIBOR Rate (“BBA LIBOR”), as published by Reuters (or other commercially available source providing quotations of BBA LIBOR as designated by the Administrative Agent from time to time) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period, for Dollar deposits (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period or (B) if such rate is not available at such time for any reason, then the “Eurodollar Rate” for such Interest Period shall be the rate per annum determined by the Administrative Agent to be the rate at which deposits in Dollars for delivery on the first day of such Interest Period in

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same day funds in the approximate amount of the Eurodollar Rate Loan being made, continued or converted by Bank of America and with a term equivalent to such Interest Period would be offered by Bank of America’s London Branch to major banks in the London interbank eurodollar market at their request at approximately 11:00 a.m. (London time) two Business Days prior to the commencement of such Interest Period; and
     (b) for any interest rate calculation with respect to a Base Rate Loan, the rate per annum equal to (i) BBA LIBOR, at approximately 11:00 a.m., London time two Business Days prior to the date of determination (or if such day is not a Business Day, the next preceding Business Day) for Dollar deposits being delivered in the London interbank market for a term of one month commencing on such date or (ii) if such published rate is not available at such time for any reason, the rate determined by the Administrative Agent to be the rate at which deposits in Dollars for delivery on the date of determination (or the next preceding Business Day as above) in same day funds in the approximate amount of the Base Rate Loan being made by Bank of America and with a term equal to one month commencing two Business Days following the date of determination would be offered by Bank of America’s London Branch to major banks in the London interbank eurodollar market at their request at the date and time of determination.
     (e) Section 2.03(a)(iii) of the Credit Agreement is amended by (i) deleting the word “or” at the end of clause (C) thereof, (ii) by adding the word “or” at the end of clause (D) thereof and (iii) by adding the new clause (E) that reads in its entirety as follows:
     “(E) a default of any Lender’s obligations to fund under Section 2.01 exists or any Lender is at such time a Defaulting Lender or Impacted Lender hereunder, unless the L/C Issuer has entered into arrangements satisfactory to the L/C Issuer either with the Borrower or such Lender to eliminate the L/C Issuer’s risk with respect to such Lender’s Applicable Percentage of the Letter of Credit then requested to be issued. As used herein, “Impacted Lender” means any Lender or an entity that controls such Lender, in each case that has (a) failed, within three Business Days after written request by the L/C Issuer, to confirm that it will comply with the terms of this Agreement relating to its obligations to fund under Section 2.01; provided that any such Lender shall cease to be an Impacted Lender under this clause (a) upon receipt of such confirmation by the L/C Issuer or (b) become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, assignee for the benefit of the creditors or similar Persons charged with reorganization or liquidation of its business or custodian, appointed for it, or has taken any action in furtherance of, or indicated its consent to, approval of or acquiescence in any such proceeding or appointment.”

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     (f) Section 2.03(c) of the Credit Agreement is amended by inserting a new clause “(vii)” that reads in its entirety as follows:
     “(vii) In the event the Borrower or any Lender shall have entered into the arrangements contemplated pursuant to Section 2.03(a)(iii)(E) with respect to the L/C Issuer’s risk with respect to another Lender’s Applicable Percentage of any Letter of Credit, the L/C Issuer shall be entitled immediately to exercise its rights under any such arrangement and apply any funds received by it as a result thereof to such Lender’s Applicable Percentage of any Unreimbursed Amount with respect to such Letter of Credit.”
     (g) Section 2.03(i) of the Credit Agreement is amended by inserting the following proviso at the end of the first sentence thereof:
     “; provided, in the event the Borrower has entered into an arrangement with the L/C Issuer with respect to the L/C Issuer’s risk with respect to any Lender’s obligation to fund its Applicable Percentage of the Unreimbursed Amount with respect to such Letter of Credit as contemplated in Section 2.03(a)(iii)(E) hereof, no such Letter of Credit Fee shall accrue or be deemed to have accrued, or be owing or payable by the Borrower to the Administrative Agent for the account of such Lender with respect to such Lender’s Applicable Percentage of such Letter of Credit Fee until such time as the L/C Issuer determines in its reasonable discretion that such Lender is no longer a Defaulting Lender or Impacted Lender.”
     (h) Section 7.05(g) of the Credit Agreement is amended by replacing the proviso at the end of clause (iii) of the proviso contained therein with the following:
     “; provided that this clause (iii) shall not apply to (x) Dispositions of East Texas and North Louisiana Deep Rights and (y) Dispositions of any assets of SandRidge Midstream Inc. or the equity interests of SandRidge Midstream Inc. (or any other Person that is, or becomes, the owner solely of the assets of SandRidge Midstream Inc.),”
     (i) Section 7.05 of the Credit Agreement is amended by deleting the words “and” after the end of subsection (g) contained therein, relettering subsection “(h)” as subsection “(i)”, and inserting the following new subsection “(h)” immediately following clause (g) contained therein:
     “(h) Dispositions of the equity interests of SandRidge Midstream Inc. (or any other Person that is, or becomes, the owner solely of the assets of SandRidge Midstream Inc.); and”

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     (j) Section 10.13 of the Credit Agreement is amended by deleting the words “or” after the end of clause (iii) contained therein and inserting the new clause “(v)” immediately following clause (iv) contained therein, that reads in its entirety as follows:
     “or (v) any Lender is a Defaulting Lender or an Impacted Lender that has failed to enter into an arrangement with the L/C Issuer with respect to the L/C Issuer’s related risk with respect to such Lender as contemplated in Section 2.03(a)(iii)(E), and as a result of such failure, the Borrower has been requested to enter into, or has entered into, such an arrangement with the L/C Issuer.”
     SECTION 3. Proposal to Continue the Current Borrowing Base. Based on the Engineering Report and other information concerning the businesses and properties of the Borrower and its Subsidiaries (including their Oil and Gas Properties and the reserves and production relating thereto) received pursuant to Sections 2.05(b)(i) and 6.01(d) of the Credit Agreement by the Administrative Agent from the Borrower, the Administrative Agent, pursuant to Sections 2.05(b)(i) and 2.05(b)(iii) of the Credit Agreement, hereby proposes to the Lenders for their approval to continue the current amount of the Borrowing Base, which is $1,095,000,000.
     SECTION 4. Approval by Lenders. In accordance with Section 2.05(b)(iii) of the Credit Agreement, the undersigned Lenders hereby approve the continuation of the current amount of the Borrowing Base as proposed by the Administrative Agent under Section 3 above.
     SECTION 5. Representations of the Borrower. The Borrower represents and warrants that, both before and immediately after giving effect to this Amendment pursuant to Section 8 hereof, (i) the representations and warranties set forth in Article V of the Credit Agreement will be true and correct and (ii) no Default or Event of Default will have occurred and be continuing.
     SECTION 6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.
     SECTION 7. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement.
     SECTION 8. Effectiveness. This Amendment shall become effective on and as of the date hereof provided that the Administrative Agent shall have received counterparts hereof signed by each of the Required Lenders and the Borrower.
[Signature Pages Follow]

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     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

Proposed, Consented to and Accepted by: ADMINISTRATIVE AGENT BANK OF AMERICA, N.A., as Administrative Agent, L/C Issuer and Swing Line Lender
By:	/s/ Jeffrey H. Rathkamp
	Name:	Jeffrey H. Rathkamp
	Title:	Managing Director

Approved by: BORROWER SANDRIDGE ENERGY, INC.
By:	/s/ Dirk M. Van Doren
	Name:	Dirk M. Van Doren
	Title:	Chief Financial Officer

Signature Page to Amendment No. 6 and Scheduled Determination of the Borrowing Base

LENDERS BANK OF AMERICA, N.A., as Lender
By:	/s/ Jeffrey H. Rathkamp
	Name:	Jeffrey H. Rathkamp
	Title:	Managing Director

Signature Page to Amendment No. 6 and Scheduled Determination of the Borrowing Base

UNION BANK, N.A. (formerly known as UNION BANK OF CALIFORNIA, N.A.)
By:	/s/ Whitney Randolph
	Name:	Whitney Randolph
	Title:	Vice President

Signature Page to Amendment No. 6 and Scheduled Determination of the Borrowing Base

ROYAL BANK OF CANADA
By:	/s/ Don J. McKinnerney
	Name:	Don J. McKinnerney
	Title:	Authorized Signatory

Signature Page to Amendment No. 6 and Scheduled Determination of the Borrowing Base

BARCLAYS BANK PLC
By:	/s/ Maria Lund
	Name:	Maria Lund
	Title:	Vice President

Signature Page to Amendment No. 6 and Scheduled Determination of the Borrowing Base

CREDIT SUISSE, CAYMAN ISLANDS BRANCH
By:	/s/ Vanessa Gomez
	Name:	Vanessa Gomez
	Title:	Director

By:	/s/ Nupur Kumar
	Name:	Nupur Kumar
	Title:	Vice President

Signature Page to Amendment No. 6 and Scheduled Determination of the Borrowing Base

BANK OF OKLAHOMA, N.A.
By:	/s/ Mike Weatherholt
	Name:	Mike Weatherholt
	Title:	Assistant Vice President

Signature Page to Amendment No. 6 and Scheduled Determination of the Borrowing Base

COMERICA BANK
By:	/s/ Rebecca L. Wilson
	Name:	Rebecca L. Wilson
	Title:	Assistant Vice President

Signature Page to Amendment No. 6 and Scheduled Determination of the Borrowing Base

THE BANK OF NOVA SCOTIA
By:	/s/ David G. Mills
	Name:	David G. Mills
	Title:	Managing Director

Signature Page to Amendment No. 6 and Scheduled Determination of the Borrowing Base

SUN TRUST BANK
By:	/s/ Yann Pirio
	Name:	Yann Pirio
	Title:	Director

THE ROYAL BANK OF SCOTLAND PLC
By:	/s/ David Slye
	Name:	David Slye
	Title:	Senior Vice President

U.S. BANK NATIONAL ASSOCIATION
By:	/s/ Tara R. McLean
	Name:	Tara R. McLean
	Title:	Assistant Vice President

WELLS FARGO BANK, NA
By:	/s/ Dustin S. Hansen
	Name:	Dustin S. Hansen
	Title:	Vice President

BNP PARIBAS
By:	/s/ Richard Hawthorne
	Name:	Richard Hawthorne
	Title:	Director

By:	/s/ Betsy Jocher
	Name:	Betsy Jocher
	Title:	Director

FORTIS CAPITAL CORP.
By:	/s/ David Montgomery
	Name:	David Montgomery
	Title:	Director

By:	/s/ Ilene Fowler
	Name:	Ilene Fowler
	Title:	Director

CALYON NEW YORK BRANCH
By:	/s/ Sharada Manne
	Name:	Sharada Manne
	Title:	Director

By:	/s/ Mark Roche
	Name:	Mark Roche
	Title:	Managing Director

MORGAN STANLEY BANK
By:	/s/ Melissa James
	Name:	Melissa James
	Title:	Authorized Signatory

DEUTSCHE BANK TRUST COMPANY AMERICAS
By:	/s/ Dusan Lazarov
	Name:	Dusan Lazarov
	Title:	Vice President

By:	/s/ Michael M. Meagher
	Name:	Michael M. Meagher
	Title:	Vice President

SUMITOMO MITSUI BANKING CORPORATION
By:	/s/ Masakazu Hasegawa
	Name:	Masakazu Hasegawa
	Title:	General Manager

COMPASS BANK
By:	/s/ Kathleen J. Bowen
	Name:	Kathleen J. Bowen
	Title:	Senior Vice President

JPMORGAN CHASE BANK, N.A.
By:	/s/ Michael A. Kamauf
	Name:	Michael A. Kamauf
	Title:	Vice President

GOLDMAN SACHS BANK USA
By:	/s/ Andrew Caditz
	Name:	Andrew Caditz
	Title:	Authorized Signatory

STERLING BANK
By:	/s/ Melissa Bauman
	Name:	Melissa Bauman
	Title:	Senior Vice President